Exhibit 77(q)(1)

                                    EXHIBITS

(a) Form of Certificate of Amendment of Declaration of Trust and Redesignation of Series is incorporated by reference to Post-Effective Amendment No. 51 to the Registrant's Registration Statement on Form N-1A as filed on February 27, 2002.